Employee Severance Plan	12 Months Ended
Dec. 31, 2010
Employee Severance Plan [Abstract]
Employee Severance Plan

31.	Employee Severance Plan

Employees and directors with one or more years of service are entitled to receive a lump-sum payment upon termination of their employment, based on their length of service and rate of pay at the time of termination. Under the Korean National Pension Fund Law, the Company was required to pay a certain percentage of employee severance benefits to the National Pension Fund prior to April 1999. The Company has no additional liability once the amount has been contributed, thus the Company deducts contributions made to the National Pension Fund from accrued employee severance plan obligations. Additionally, the Company contributes voluntarily a certain portion of employee severance benefits to a severance insurance deposit account maintained for the benefit of employees at an insurance company. The severance insurance deposit can only be used for the payment of severance plan obligations once the amount has been contributed; thus the Company deducts the severance insurance deposit from its accrued employee severance plan obligations.

The Company records the vested benefit obligation at the balance sheet date assuming all employees were to terminate their employment as of that date. Such vested benefit obligation is based on the severance payment due on termination as determined under Korean law and does not take into account future compensation increase or discount rate assumptions. The change in the vested benefit obligation during the year is recorded as the current year’s severance expense.

Accrued employee severance plan obligations included in “Other liabilities” as of December 31, 2008, 2009 and 2010 were as follows:

	Korean Won (in millions)
	2008	2009	2010

Balance as of January 1,	304,132	302,952	217,402
Severance plan expense	103,399	130,616	114,095
Plan payments	(104,566)	(216,166)	(122,493)
Other	(13)	—	—

Balance as of December 31,	302,952	217,402	209,004
Contribution to severance insurance deposit(1)	(144,522)	(119,855)	(146,709)

	158,430	97,547	62,295

(1)	Includes the amount contributed to the National Pension Fund prior to April 1999 of 52 million Won, 42 million Won, and 36 million Won in 2008, 2009 and 2010 respectively.

The Company expects to make the following future severance payments to its employees upon their normal retirement age:

Korean Won
(in millions)

Expected payments in 2011	326
Expected payments in 2012	757
Expected payments in 2013	2,821
Expected payments in 2014	16,134
Expected payments in 2015	17,881
Expected payments from 2016 to 2020	176,408

The above amounts were determined based on the employees’ current salary rates and the number of service years that will be accumulated upon their retirement dates. These amounts do not include amounts that might be paid to employees who will cease working with the Company before their normal retirement age.

Under the limited circumstances, employees can withdraw their accumulated unpaid severance amounts before their termination of employment (“interim severance plan”). Such withdrawal was included in the amount of plan payments. Total interim severance payments made by the Company were 95,066 million Won, 188,356 million Won and 96,525 million Won in 2008, 2009 and 2010, respectively.

In addition to regular termination benefits, the Company made redundancy payments of 29,942 million Won, 27,222 million Won and 35,977 million Won for the years ended December 31, 2008, 2009 and 2010, respectively to 157 employees, 138 employees and 139 employees, respectively, who accepted early retirement.